PAYDEN FUNDS
Payden Value Leaders Fund — Investor Class
Supplement dated November 30, 2011 to Prospectus dated February 28, 2011
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
On page 39 of the Prospectus dated February 28, 2011, the chart on Initial Investments and Additional Investments under the heading “Purchase and Sale of Fund Shares” is deleted in its entirety and the following chart is substituted in its place:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$100,000	$250
Tax-Sheltered	$100,000	$250
Electronic Investment
Set schedule	$100,000	$250
No set schedule	$100,000	$250
Automatic Exchange	NA	$250
This change is effective December 1, 2011.